UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 26, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-121605-07              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-6HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Specialized Loan Servicing, LLC, as Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Servicing Administrator,
Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On September 26, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 26, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-6HE

                        JPMorgan Chase Bank, N.A.

                 By:    /s/  Pei Huang
                        --------------------------------------------
                Name:   Pei Huang
               Title:   Assistant Vice President

                Date:   September 28, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 26, 2005

Exhibit 99.1
Monthly Certificateholder Statement on September 26, 2005

         Terwin Mortgage Asset-Backed Certificates Series 2005-6HE
                        Statement To Certificateholders
                                 September 26, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                            Ending
                Face         Principal                                                    Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total      Losses     Interest     Balance
------------------------------------------------------------------------------------------------------------------------------------
A1A      191,902,000.00    150,986,607.31   15,568,626.67    508,824.87   16,077,451.54      0.00      0.00      135,417,980.64
A1B       53,350,000.00     53,350,000.00            0.00    185,954.39      185,954.39      0.00      0.00       53,350,000.00
A1C       35,798,000.00     35,798,000.00            0.00    127,957.96      127,957.96      0.00      0.00       35,798,000.00
M1        12,075,000.00     12,075,000.00            0.00     44,234.75       44,234.75      0.00      0.00       12,075,000.00
M2        10,675,000.00     10,675,000.00            0.00     39,295.86       39,295.86      0.00      0.00       10,675,000.00
M3         6,475,000.00      6,475,000.00            0.00     24,122.97       24,122.97      0.00      0.00        6,475,000.00
M4         6,125,000.00      6,125,000.00            0.00     23,635.69       23,635.69      0.00      0.00        6,125,000.00
M5         5,250,000.00      5,250,000.00            0.00     20,492.50       20,492.50      0.00      0.00        5,250,000.00
M6         5,250,000.00      5,250,000.00            0.00     20,725.83       20,725.83      0.00      0.00        5,250,000.00
B1         4,550,000.00      4,550,000.00            0.00     19,580.17       19,580.17      0.00      0.00        4,550,000.00
B2         3,500,000.00      3,500,000.00            0.00     15,372.78       15,372.78      0.00      0.00        3,500,000.00
B3         2,975,000.00      2,975,000.00            0.00     15,182.42       15,182.42      0.00      0.00        2,975,000.00
B4         5,775,000.00      5,775,000.00            0.00     34,091.75       34,091.75      0.00      0.00        5,775,000.00
B5         2,450,000.00      2,450,000.00            0.00     15,552.06       15,552.06      0.00      0.00        2,450,000.00
B6         2,120,000.00      2,120,000.00            0.00     13,457.29       13,457.29      0.00      0.00        2,120,000.00
TOTALS   348,270,000.00    307,354,607.31   15,568,626.67  1,108,481.29   16,677,107.96      0.00      0.00      291,785,980.64

S        281,050,000.00    240,134,607.31            0.00          0.00            0.00      0.00      0.00      224,565,980.64
ES                 0.00              0.00            0.00     64,396.91       64,396.91      0.00      0.00                0.00
X                  0.00              0.00            0.00    807,760.23      807,760.23      0.00      0.00                0.00
R                  0.00              0.00            0.00          0.00            0.00      0.00      0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A      881561QV9        786.79017056    81.12800633   2.65148289    83.77948922     705.66216423         A1A          3.791250 %
A1B      881561QW7      1,000.00000000     0.00000000   3.48555558     3.48555558   1,000.00000000         A1B          3.921250 %
A1C      881561QX5      1,000.00000000     0.00000000   3.57444438     3.57444438   1,000.00000000         A1C          4.021250 %
M1       881561QZ0      1,000.00000000     0.00000000   3.66333333     3.66333333   1,000.00000000         M1           4.121250 %
M2       881561RA4      1,000.00000000     0.00000000   3.68111101     3.68111101   1,000.00000000         M2           4.141250 %
M3       881561RB2      1,000.00000000     0.00000000   3.72555521     3.72555521   1,000.00000000         M3           4.191250 %
M4       881561RC0      1,000.00000000     0.00000000   3.85888816     3.85888816   1,000.00000000         M4           4.341250 %
M5       881561RD8      1,000.00000000     0.00000000   3.90333333     3.90333333   1,000.00000000         M5           4.391250 %
M6       881561RE6      1,000.00000000     0.00000000   3.94777714     3.94777714   1,000.00000000         M6           4.441250 %
B1       881561RF3      1,000.00000000     0.00000000   4.30333407     4.30333407   1,000.00000000         B1           4.841250 %
B2       881561RG1      1,000.00000000     0.00000000   4.39222286     4.39222286   1,000.00000000         B2           4.941250 %
B3       881561RH9      1,000.00000000     0.00000000   5.10333445     5.10333445   1,000.00000000         B3           5.741250 %
B4       881561TH7      1,000.00000000     0.00000000   5.90333333     5.90333333   1,000.00000000         B4           6.418484 %
B5       881561TJ3      1,000.00000000     0.00000000   6.34777959     6.34777959   1,000.00000000         B5           6.418484 %
B6       881561TK0      1,000.00000000     0.00000000   6.34777830     6.34777830   1,000.00000000         B6           6.418484 %
TOTALS                    882.51818219    44.70274979   3.18282163    47.88557142     837.81543239

S        881561QY3        854.41952432     0.00000000   0.00000000     0.00000000     799.02501562         S            0.000000 %
-----------------------------------------------------------------------------------------------------    --------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

                   Principal Remittance Amount                                                                     15,568,626.67

                   Scheduled Principal Payments                                                                       145,430.99

                   Principal Prepayments                                                                           15,423,195.68
                                          Curtailments (Current)                                                        8,825.28
                                          Curtailments (Cumulative)                                                    30,386.54

                   Repurchase Principal (Current)
                                          Balance of Mortgage Loans Repurchased                                             0.00
                                          Number of Mortgage Loans Repurchased                                              0.00

                   Repurchase Principal (Cumulative)
                                          Balance of Mortgage Loans Repurchased                                             0.00
                                          Number of Mortgage Loans Repurchased                                              0.00

                   Substitution Amounts                                                                                     0.00

                   Net Liquidation Proceeds                                                                                 0.00

                   Insurance Proceeds                                                                                       0.00

                   Other Principal                                                                                          0.00

                   Gross Interest                                                                                   1,887,502.34

                   Prepayment Premiums (Current)
                                          Number of Loans with Respect to which Prepayment Premiums were Collected             25.00
                                          Balance of Loans with Respect to which Prepayment Premiums were Collected     5,435,317.33
                                          Amount of Prepayment Premiums Collected                                         162,684.40
                   Prepayment Premiums (Cumulative)
                                          Number of Loans with Respect to which Prepayment Premiums were Collected            108.00
                                          Balance of Loans with Respect to which Prepayment Premiums were Collected    22,276,527.96
                                          Amount of Prepayment Premiums Collected                                         629,309.21

  Servicing Related Reporting Items
                   Recoveries from Prior Loss Determinations (Current)                                                          0.00
                   Recoveries from Prior Loss Determinations (Cumulative)                                                       0.00

                   Reimbursement of Non-Recoverable Advances Previously Made (Current)                                          0.00
                   Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                       0.00

                   Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                       0.00
                   Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                    0.00

                   Servicing Fees                                                                                          64,396.57
                   Securites Administration Fee                                                                             1,287.94
                   Credit Risk Manager Fees                                                                                 3,863.81

                   Current Monthly Advances                                                                                      N/A
                   Total Outstanding Advances                                                                                    N/A

                   Initial Number of Loans Outstanding                                                                          1463

                   Initial Aggregate Loan Balance                                                                     298,709,734.72

                   Beginning Number of Loans Outstanding                                                                       1,605

                   Beginning Aggregate Loan Balance                                                                   309,105,150.03
                   Ending Number of Loans Outstanding                                                                          1,537

                   Ending Aggregate Loan Balance                                                                      293,536,523.36

                   Delinquent Mortgage Loans
                                           Group Totals
                                                                                    Principal
                                           Period                Number               Balance               Percentage
                                          0-29 days                      90           15,544,024.28                   5.30 %
                                          30-59 days                     33            6,961,346.82                   2.37 %
                                          60-89 days                      8            1,391,625.24                   0.47 %
                                          90-119 days                     3              239,612.29                   0.08 %
                                          120+days                        0                    0.00                   0.00 %
                                           Total                        134           24,136,608.63                   8.22 %

                   Bankruptcies
                                          Group Totals
                                                                Principal
                                           Number               Balance               Percentage
                                                     5              857,464.35                 0.29 %

                   Number of Bankruptcies (Current)                                                                             5.00
                   Balance of Bankruptcies (Current)                                                                      857,464.35

                   Number of Bankruptcies delinquent 30 to 59 days                                                              0.00
                   Balance of Bankruptcies delinquent 30 to 59 days                                                             0.00

                   Number of Bankruptcies delinquent 60 to 89 days                                                              0.00
                   Balance of Bankruptcies delinquent 60 to 89 days                                                             0.00

                   Number of Bankruptcies delinquent 90 to 119 days                                                             0.00
                   Balance of Bankruptcies delinquent 90 to 119 days                                                            0.00

                   Number of Bankruptcies delinquent 120+ days                                                                  0.00
                   Balance of Bankruptcies delinquent 120+ days                                                                 0.00
                   Foreclosures
                                          Group Totals
                                                                Principal
                                           Number               Balance               Percentage
                                                    15            4,073,654.57                 1.39 %

                   Number of Foreclosures (Current)                                                                             3.00
                   Balance of Foreclosures (Current)                                                                      895,468.92

                   Number of Foreclosures 30 to 59 days                                                                         0.00
                   Balance of Foreclosures 30 to 59 days                                                                        0.00


                   Number of Foreclosures 60 to 89 days                                                                         0.00
                   Balance of Foreclosures 60 to 89 days                                                                        0.00

                   Number of Foreclosures 90 to 119 days                                                                       12.00
                   Balance of Foreclosures 90 to 119 days                                                               3,178,185.65

                   Number of Foreclosures 120+ days                                                                             0.00
                   Balance of Foreclosures 120+ days                                                                            0.00

                   REO Properties
                                          Group Totals
                                                                Principal
                                           Number               Balance               Percentage
                                                     0                    0.00                 0.00 %

                   Number of REO Properties (Current)                                                                           0.00
                   Balance of REO Properties (Current)                                                                          0.00

                   Number of REO Properties 30 to 59 days                                                                       0.00
                   Balance of REO Properties 30 to 59 days                                                                      0.00

                   Number of REO Properties 60 to 89 days                                                                       0.00
                   Balance of REO Properties 60 to 89 days                                                                      0.00

                   Number of REO Properties 90 to 119 days                                                                      0.00
                   Balance of REO Properties 90 to 119 days                                                                     0.00

                   Number of REO Properties 120+ days                                                                           0.00
                   Balance of REO Properties 120+ days                                                                          0.00

                   Book Value of REO Properties                                                                                 0.00

                   Current Realized Losses                                                                                      0.00
                   Cumulative Realized Losses                                                                                   0.00

                   Gross Weighted Average Coupon                                                                            7.3276 %

                   Net Weighted Average Coupon                                                                              6.8076 %

                   Weighted Average Remaining Term (Prior Month)                                                                   0
                   Weighted Average Remaining Term (Current Month)                                                               352

  Trigger Event Occurrence                                                                                                        NO
                   Does Rolling 3 Mo Delinq Rate equal or exceed 40.25% of Required Pct?                                          NO
                   Rolling 3 Month Delinquency Rate                                                                         1.7085 %
                   40.25% of Required Pct (Effective After Stepdown Date)                                                  19.5466 %

                   Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                                NO
                   Cumulative Realized Losses as % of Orig Agg Loan Balance                                                 0.0000 %
                   Required Loss Percentage (Effective October 2007)                                                        2.7500 %

  O/C Reporting    Minimum Required Overcollateralization Amount                                                        1,750,102.71
                                          Percentage of Initial Aggregate Loan Balance                                        0.50 %
                   Targeted Overcollateralization Amount                                                                1,750,102.71
                                          Percentage of Initial Aggregate Loan Balance                                        0.50 %
                   Ending Overcollateralization Amount                                                                  1,750,542.72
                                          Percentage of Initial Aggregate Loan Balance                                        0.50 %
                   Ending Overcollateralization Deficiency                                                                      0.00
                   Monthly Excess Interest                                                                                649,155.39
                   Net Excess Spread                                                                                          2.36 %
                   Payment to Class X                                                                                     807,760.23

                   Beginning Balance Capitalized Interest Account                                                               0.00
                   Required Withdrawal                                                                                          0.00
                   Ending Balance Capitalized Interest Account                                                                  0.00

                   Beginning Notional Balance Cap Contract Account                                                    308,722,289.00
                   Withdrawals                                                                                                  0.00
                   Ending Notional Balance Cap Contract Account                                                       299,445,771.00

                   Total Current Floating Rate Certificate Carryover (Including Prior Outstanding)                          4,079.56
                   Class A-1A                                                                                                   0.00
                   Class A-1B                                                                                                   0.00
                   Class A-1C                                                                                                   0.00
                   Class M-1                                                                                                    0.00
                   Class M-2                                                                                                    0.00
                   Class M-3                                                                                                    0.00
                   Class M-4                                                                                                    0.00
                   Class M-5                                                                                                    0.00
                   Class M-6                                                                                                    0.00
                   Class B-1                                                                                                    0.00
                   Class B-2                                                                                                    0.00
                   Class B-3                                                                                                    0.00
                   Class B-4                                                                                                1,143.53
                   Class B-5                                                                                                1,574.02
                   Class B-6                                                                                                1,362.01

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

